Carnival Corporation & Plc Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Nov. 30, 2013	Nov. 30, 2012	Nov. 30, 2011
Net income	$ 1,078	$ 1,298	$ 1,912
Items Included in Other Comprehensive Income (Loss)
Change in foreign currency translation adjustment	332	25	(24)
Other	36	(23)	69
Other Comprehensive Income	368	2	45
Total Comprehensive Income	$ 1,446	$ 1,300	$ 1,957